UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2020

ORGANOGENESIS HOLDINGS INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-37906	98-1329150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Dan Road Canton, MA		02021
(Address of principal executive offices)		(Zip Code)

(781) 575-0775

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ORGO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2020, Howard Walthall resigned as Executive Vice President, Strategy and Market Development, of Organogenesis Holdings Inc. (together with its subsidiaries, the “Company”), effective immediately.

In connection with Mr. Walthall’s resignation, the Company entered into a separation letter agreement with Mr. Walthall on March 13, 2020 (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, Mr. Walthall is entitled to receive the following severance from the Company: (i) $206,000, which represents one-half of his then current annual base salary and is payable as salary continuation for six (6) months; (ii) $42,400, which represents the amounts remaining to be paid to Mr. Walthall under a certain settlement agreement between the Company and Kenneth L. Horton; (iii) continuation of certain benefit coverage for six (6) months; and (iv) executive outplacement services with a mutually agreeable outplacement provider for up to one (1) year. In addition, the Company will pay Mr. Walthall $15,450 per month for six (6) months of transition services. The Separation Agreement includes a general release by Mr. Walthall of any claims against the Company. The description of the Separation Agreement contained herein is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

10.1	Separation Letter Agreement, dated March 13, 2020, between Organogenesis Holdings Inc. and Howard P. Walthall, Jr.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organogenesis Holdings Inc.

By:	/s/ Timothy M. Cunningham
Name:	Timothy M. Cunningham
Title:	Chief Financial Officer

Date: March 16, 2020